UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2013

ENDEAVOR IP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 333-172440

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

36 Fairway Place, Half Moon Bay, CA	94019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 650-421-3089

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 27, 2013, Endeavor IP, Inc. (“we” or the “Company”)  issued a press announcing its name change from "Finishing Touches Home Goods, Inc." and the acquisition of two patent portfolios on May 13, 2013.  As of June 19, 2013, the Company's common stock is quoted on the Over-the Counter Bulletin Board under the symbol "ENIP".  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR IP, INC.

Date: June 27, 2013	By:	/s/ Cameron Gray
Cameron Gray
Chief Executive Officer